SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 23, 2001

                                 Date of Report
                        (Date of Earliest Event Reported)

                           Milinx Business Group, Inc.

             (Exact Name of Registrant as Specified in its Charter)

                                   Suite 3827
                            1001 Fourth Avenue Plaza
                                Seattle, WA 98154

                    (Address of principal executive offices)

                                  206-621-7032

                          Registrant's telephone number

       Delaware                    000-26421                       91-1954074
------------------------     ------------------------          -----------------
(State of Incorporation)     (Commission File Number)          (I.R.S. Employer)


ITEM 5. OTHER EVENTS

On August 2, 2001 Wayside Solutions Inc., (a company wholly owned by Blair McInnes and David Worrall), and Milinx Business Group, Inc. (herein the "Company") along with Maynard L. Dokken and Mikiko Fujisawa, signed a proposal for effecting a change of management and for funding the Company. The parties subsequently determined that they would not proceed with the proposal.

ITEM 6. RESIGNATION OF DIRECTORS

On August 15, 2001 Mr. James Medley resigned as a director of Milinx Business Group, Inc. Mr. Medley stated several reasons for his resignation which are summarized below. A full copy of his resignation letter is attached as an exhibit to this Form 8-K.

Mr. Medley has indicated that his reasons for resignation include concerns as to his ability to fulfill his obligations as director due to the company's ability to meet financial reporting requirements, unpaid payroll and source deductions, and a lack of presence and information from management of the Company.

The Company disagrees with the stated comments of Mr. Medley, and responds as follows:

The Company believes it has organized the necessary resources to meet reporting requirements of the SEC. Management is taking all practical steps to complete these necessary filings within the allowed periods. In particular, the Company has been actively arranging funding for the Form 10K filing including the preparation of audited financial statements.

The Company's officers were available to the Company at all relevant times. At the end of May, the above mentioned individuals of Wayside Solutions Inc. sourced Mr. John Trigardi as an advisor to manage the business operation of Milinx Business Services, Inc., a wholly owned subsidiary of Milinx Business Group, Inc. The placement of Mr. Trigardi was a requirement to receiving funding from this source. At all relevant times, Mr. Medley has been in contact with the officers of the Company on at least a weekly basis, met John Trigardi and was in contact with Wayside Solutions Inc. directly.

With respect to payroll remittances and source deductions, Mr. Medley was updated by the Corporate Secretary on a weekly, and sometimes daily, basis on payroll status. The unpaid payroll deductions were discussed in the previous Form 10Q dated March 31, 2001 and Form 8K dated July 12, 2001. Mr. Medley has been provided with all updates possible. He was also provided with a detailed accounts payable list at the end of June and an unaudited update of accounts payable at the end of July. He had unrestricted access to the Company's accounting records.

Mr. Medley was provided the opportunity to proceed with reviewing and organizing the completion of the necessary public filings and audit preparation, however he declined stating concerns over payroll remittances.

FORWARD LOOKING INFORMATION

This document contains forward-looking statements that involve a number of risks and uncertainties. A forward looking statement is usually identified by our use of certain terminology, including "believes," "expects," "may," "will," "should," "could," "seeks," "pro forma," "anticipates" or "intends" or by discussions of strategy or intentions.

Forward looking statements: This document may contain statements about expected future events and financial results that are forward looking in nature, and, as a result, are subject to certain risks and uncertainties, including general economic and business conditions, and specific conditions affecting our sector, including pricing pressures and declining prices; our ability to access capital Markets to ensure financial liquidity; competition; the inability to attract and retain our anticipated customer base; changes in business strategy or development plans; the ability to attract and retain qualified personnel; and other factors. Actual Results may differ materially from those projected by management. For such statements, we claim the safe harbor for "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Information about management's view of Milinx's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of a variety of factors including, but not limited to, the doubt as to Milinx's ability to restructure as a going concern, risks associated with efforts to restructure the obligations of Milinx, risks associated with efforts to obtain equity or other financing, risks associated with actions commenced by Milinx and its subsidiaries to receive equitable relief from the courts for damages and the value of its intellectual property. Competitive developments, risks associated with Milinx's growth, and other factors. Milinx assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such forward-looking statements.

In addition, forward looking statements depend upon assumptions, estimates and dates that may not be correct or precise and involve known and unknown risks, uncertainties and other factors. Any financial information in this release is based on unaudited and incomplete information. Accordingly, a forward-looking statement in this document is not a prediction of future events or circumstances, and those future events or circumstances may not occur. Given these uncertainties, you are warned not to rely on the forward-looking statements. Neither we nor any other person assumes responsibility for the accuracy and completeness of these statements. Except for ongoing obligations under the federal securities laws to disclose all material information to investors, we are not undertaking any obligation to update these factors or to publicly announce the results of any changes to our forward looking statements due to future events or developments.

For more information, please contact:

Milinx Business Group Inc.
3827 -1001 Fourth Avenue
Seattle, Washington    98154
Phone 206-621-7032 (9 AM - 5 PM PT)
Fax 206-621-7035


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        MILINX BUSINESS GROUP, INC.                       DATE

        /s/ Mikiko Fujisawa                               August 23, 2001
        ------------------------------------             -----------------------
        Mikiko Fujisawa, Corporate Secretary

                             Exhibit to the Form 8-K

           Resignation Letter of James R. Medley dated August 15, 2001

Dear Mr. Dokken;

Recent events have made it impossible for me to fulfill my obligations to shareholders and I believe that I am left with no alternative but to resign as a member of the Milinx Business Group Board for the following reasons:

The officers elected by the Board to run Milinx have been absent from the Company for long periods of time without the Board's knowledge or consent.

I made repeated requests of the Treasurer to lay off employees at any time the officers did not know how employees at Milinx Business Services would be paid. I later learned that both the payroll and proper payroll deposits with Revenue Canada became seriously delinquent without my knowledge.

I have been unable to obtain adequate financial updates or communications from the officers of the Company. Frequent phone calls asking for a call back were ignored. When I asked your attorney to open up some line of communication he reported to me that you would not be available to me directly.

On August 13, 2001 I requested a Board meeting in writing and stated how I could be reached and that without a meeting I would have no choice but to resign. Your response on August 14, 2001 indicates that you were available for a meeting but that you preferred my resignation.

It is 45 days after the Company's year-end and it appears that the Company's books are not being properly maintained, nothing is being done to prepare for an audit or the annual report on form 10-K. It is highly unlikely that Milinx will be able to comply with public reporting required by the SEC and attempts by me to resolve this problem have not resulted in a positive dialogue between us.

Therefore, this is my official letter of resignation and it is my opinion that Milinx is required to submit this letter with a FORM 8-K to the SEC.

Sincerely,

James R. Medley